Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Edward F. Feighan, Chairman of the Board, President and Chief Executive Officer of ProCentury Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-Q of the Company for the period ended September 30, 2004 which this certification accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Edward F. Feighan

Edward F. Feighan
Chairman of the Board, President and Chief Executive Officer
November 12, 2004